                                     PROSPECTUS









                                   December 31, 1998








SIMPLE BY DESIGN

CLARITY
VARIABLE ANNUITY

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                                                               DECEMBER 31, 1998

               PROFILE OF THE FIXED AND VARIABLE ANNUITY CONTRACT

    THIS PROFILE IS A SUMMARY OF SOME OF THE MORE IMPORTANT POINTS THAT YOU SHOULD CONSIDER AND KNOW BEFORE PURCHASING THE CONTRACT. THE CONTRACT IS MORE FULLY DESCRIBED IN THE FULL PROSPECTUS WHICH ACCOMPANIES THIS PROFILE. PLEASE READ THE PROSPECTUS CAREFULLY.

    1. THE ANNUITY CONTRACT: The fixed and variable annuity contract offered by BMA is a contract between you, the owner, and Business Men's Assurance Company of America (BMA), an insurance company. The Contract provides a means for investing on a tax-deferred basis in 2 fixed account options of BMA and 17 investment portfolios. The Contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

    We offer 2 fixed accounts (Fixed Account I and Fixed Account II). The fixed accounts offer interest rates that are guaranteed by the insurance company, BMA. For Fixed Account I, an interest rate is set at the time of each purchase payment or transfer to Fixed Account I. This initial interest rate is guaranteed for 12 months. For Fixed Account II, currently there are 3 different guarantee periods available, each with its own interest rate. If you make a withdrawal or transfer from Fixed Account II before the end of the guarantee period, it may be subject to an interest adjustment. While your money is in either fixed account, the interest your money will earn as well as your principal is guaranteed by BMA.

    This Contract also offers 17 investment portfolios which are listed in
Section 4. The returns on these portfolios are NOT guaranteed. You can lose money.

    You can put money into any or all of the investment portfolios, Fixed Account I and/or any currently available guarantee period of Fixed Account II. You can transfer between accounts up to 12 times a year without charge or tax implications during the accumulation phase and 4 times each year without charge or tax implications during the income phase. There are certain limitations on the amounts that can be transferred to or from the Fixed Accounts. After 12 transfers each year during the accumulation period and four transfers each year during the income phase, the charge is $25 per transfer.

    The Contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The income phase occurs when you begin receiving regular payments from your Contract.

    The amount of money you are able to accumulate in your account during the accumulation phase will determine, in part, the amount of income payments during the income phase.

    2. ANNUITY PAYMENTS (THE INCOME PHASE): If you want to receive regular income from your annuity, you can choose one of four options: (1) monthly payments for your life (assuming you are the annuitant); (2) monthly payments for your life, but with payments continuing to the beneficiary for 10 or 20 years (as you select) if you die before the end of the selected period; (3) monthly payments for your life and for the life of another person (usually your spouse) selected by you; and (4) monthly payments for your life and for the life of another person (usually your spouse), but if you and the other person die before payments have been made for the 10 or 20 year period, payments will continue for the remainder of the period. Once you begin receiving regular payments, you cannot change your payment plan.

    During the income phase, you can choose from the same investment options you had during the accumulation phase. You can choose to have payments come from our general account, the investment portfolios or both. If you choose to have any part of your payments come from the investment portfolios, the dollar amount of your payments may go up or down.

    3. PURCHASE: You can buy this Contract with $10,000 or more under most circumstances. You can add $1,000 or more any time you like during the accumulation phase. Your registered representative can help you fill out the proper forms.

    4. INVESTMENT OPTIONS: You can put your money in any or all of these investment portfolios which are described in the prospectuses for the funds:

MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income Portfolio
    Mid Cap Equity Portfolio
    Money Market Portfolio

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income Portfolio

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity Portfolio
    Large Cap Growth Portfolio

MANAGED BY DAVID L. BABSON & CO., INC.

    Large Cap Value Portfolio

MANAGED BY LORD, ABBETT & CO.

    Growth & Income Portfolio

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced Portfolio

MANAGED BY BBOI WORLDWIDE LLC
    Berger/BIAM IPT--International Fund

MANAGED BY AMERICAN CENTURY
  INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value

MANAGED BY THE DREYFUS CORPORATION

    Dreyfus Stock Index Fund
    Dreyfus Variable Investment Fund--Disciplined Stock Portfolio

MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield Portfolio
    INVESCO VIF--Industrial Income Portfolio

MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap Portfolio

    Depending upon market conditions, you can make or lose money in any of these portfolios.

    5. EXPENSES: The Contract has insurance features and investment features, and there are costs related to each.

    Each year BMA deducts a $35 contract maintenance charge from your Contract. During the accumulation phase, BMA currently waives this charge if the value of your Contract is at least $100,000. BMA also deducts a coverage charge which is equal to 1.40% annually of the average daily value of your Contract allocated to the investment portfolios if your initial purchase payment (excluding amounts you select to be allocated to Fixed Account II) is less than $75,000 and 1.25% annually if your initial purchase payment (excluding amounts you select to be allocated to Fixed Account II) is $75,000 or more. In certain states, the lower coverage charge (1.25%) may not be available even though your initial purchase payment was $75,000 or more. Check with your registered representative regarding availability.

    If you take your money out, BMA may assess a withdrawal charge against each purchase payment withdrawn. The withdrawal charge is equal to:

NUMBER OF COMPLETE YEARS FROM
  DATE OF PURCHASE PAYMENT        WITHDRAWAL CHARGE
-----------------------------  -----------------------
              0                               7%
              1                               6%
              2                               5%
              3                               4%
              4                               3%
              5                               2%
              6                               1%
      7 and thereafter                        0%

    Under some circumstances BMA may waive the withdrawal charge.

    When you begin receiving regular income payments from your annuity, BMA may assess a state premium tax charge which ranges from 0% - 4%, depending upon the state. In South Dakota, BMA will deduct the premium tax charge from each purchase payment.

    There are also daily investment charges which range, on an annual basis, from .28% to 1.50% of the average daily value of the investment portfolio depending upon the investment portfolio.

    The following charts are designed to help you to understand the expenses in the Contract. There are two charts below. Chart 1 assumes your initial purchase payment is less than $75,000. Chart 2 assumes your initial purchase payment is $75,000 or more (excluding amounts you select to be allocated to Fixed Account II). The column "Total Annual Expenses" in Chart 1 shows the total of the $35 contract maintenance charge (which has been converted to a percentage and is represented as .14% below), the 1.40% coverage charge and the investment expenses for each investment portfolio. The column "Total Annual Expenses" in Chart 2 shows the total of the $35 contract maintenance charge (which has been converted to a percentage and is represented as .04% below), the 1.25% coverage charge and the investment expenses for each investment portfolio. The next two columns in each chart show you two examples of the expenses, in dollars, you would pay under a Contract. The examples assume that you invested $1,000 in a Contract which earns 5% annually and that you withdraw your money:
(1) at the end of year 1, and (2) at the end of year 10. For year 1, the Total Annual Expenses are assessed as well as the withdrawal charge. For year 10, the example shows the aggregate of all the annual expenses assessed for the 10 years, but there is no withdrawal charge.

    The premium tax is assumed to be 0% in the examples.

CHART 1 (INITIAL PURCHASE PAYMENT IS LESS THAN $75,000)

                                                                                                          EXAMPLES:
                                                                              TOTAL                      TOTAL ANNUAL
                                                            TOTAL ANNUAL     ANNUAL        TOTAL     EXPENSES AT END OF:
                                                              INSURANCE     PORTFOLIO     ANNUAL        (1)        (2)
                                                               CHARGES      EXPENSES     EXPENSES     1 YEAR    10 YEARS
                                                            -------------  -----------  -----------  ---------  ---------
MANAGED BY STANDISH, AYER & WOOD, INC.
Intermediate Fixed Income Portfolio.......................         1.54%          .80%        2.34%  $   94.25  $  272.59
Mid Cap Equity Portfolio..................................         1.54%          .90%        2.44%  $   95.27  $  282.79
Money Market Portfolio....................................         1.54%          .50%        2.04%  $   91.16  $  241.30

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.
Global Fixed Income Portfolio.............................         1.54%         1.00%        2.54%  $   96.30  $  292.89

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
Small Cap Equity Portfolio................................         1.54%         1.05%        2.59%  $   96.81  $  297.89
Large Cap Growth Portfolio................................         1.54%          .90%        2.44%  $   95.27  $  282.79

MANAGED BY DAVID L. BABSON & CO., INC.
Large Cap Value Portfolio.................................         1.54%          .90%        2.44%  $   95.27  $  282.79

MANAGED BY LORD, ABBETT & CO.
Growth & Income Portfolio.................................         1.54%          .90%        2.44%  $   95.27  $  282.79

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.
Balanced Portfolio........................................         1.54%          .90%        2.44%  $   95.27  $  282.79

MANAGED BY BBOI WORLDWIDE LLC
Berger/BIAM IPT--International Fund.......................         1.54%         1.20%        2.74%  $   98.35  $  312.75

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value..................................................         1.54%         1.00%        2.54%  $   96.30  $  292.89
VP Income & Growth........................................         1.54%         0.70%        2.24%  $   93.22  $  262.27

MANAGED BY THE DREYFUS CORPORATION
Dreyfus Stock Index Fund..................................         1.54%         0.28%        1.82%  $   88.89  $  217.69
Dreyfus Variable Investment Fund--Disciplined Stock
 Portfolio................................................         1.54%         1.02%        2.56%  $   96.50  $  294.89

MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF--High Yield Portfolio.........................         1.54%         0.87%        2.41%  $   94.97  $  279.74
INVESCO VIF--Industrial Income Portfolio..................         1.54%         0.95%        2.49%  $   95.79  $  287.85

MANAGED BY LAZARD ASSET MANAGEMENT
Lazard Retirement Small Cap Portfolio.....................         1.54%         1.50%        3.04%  $  101.41  $  341.73

CHART 2 (INITIAL PURCHASE PAYMENT IS $75,000+, EXCLUDING AMOUNTS YOU SELECT TO BE ALLOCATED TO FIXED ACCOUNT II)

                                                                                                           EXAMPLES:
                                                                               TOTAL                      TOTAL ANNUAL
                                                             TOTAL ANNUAL     ANNUAL        TOTAL     EXPENSES AT END OF:
                                                               INSURANCE     PORTFOLIO     ANNUAL        (1)        (2)
                                                                CHARGES      EXPENSES     EXPENSES     1 YEAR    10 YEARS
                                                             -------------  -----------  -----------  ---------  ---------
MANAGED BY STANDISH, AYER & WOOD, INC.
Intermediate Fixed Income Portfolio........................         1.29%          .80%        2.09%  $   91.71  $  246.88
Mid Cap Equity Portfolio...................................         1.29%          .90%        2.19%  $   92.73  $  257.35
Money Market Portfolio.....................................         1.29%          .50%        1.79%  $   88.61  $  214.76

MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.
Global Fixed Income Portfolio..............................         1.29%         1.00%        2.29%  $   93.76  $  267.71

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
Small Cap Equity Portfolio.................................         1.29%         1.05%        2.34%  $   94.27  $  272.85
Large Cap Growth Portfolio.................................         1.29%          .90%        2.19%  $   92.73  $  257.35

MANAGED BY DAVID L. BABSON & CO., INC.
Large Cap Value Portfolio..................................         1.29%          .90%        2.19%  $   92.73  $  257.35

MANAGED BY LORD, ABBETT & CO.

Growth & Income Portfolio..................................         1.29%          .90%        2.19%  $   92.73  $  257.35

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.
Balanced Portfolio.........................................         1.29%          .90%        2.19%  $   92.73  $  257.35

MANAGED BY BBOI WORLDWIDE LLC
Berger/BIAM IPT--International Fund........................         1.29%         1.20%        2.49%  $   95.81  $  288.10

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
VP Value...................................................         1.29%         1.00%        2.29%  $   93.76  $  267.71
VP Income & Growth.........................................         1.29%         0.70%        1.99%  $   90.68  $  236.29

MANAGED BY THE DREYFUS CORPORATION
Dreyfus Stock Index Fund...................................         1.29%         0.28%        1.57%  $   86.34  $  190.54
Dreyfus Variable Investment Fund--Disciplined Stock
 Portfolio.................................................         1.29%         1.02%        2.31%  $   93.97  $  269.77

MANAGED BY INVESCO FUNDS GROUP, INC.
INVESCO VIF--High Yield Portfolio..........................         1.29%         0.87%        2.16%  $   92.42  $  254.22
INVESCO VIF--Industrial Income Portfolio...................         1.29%         0.95%        2.24%  $   93.25  $  262.55

MANAGED BY LAZARD ASSET MANAGEMENT

Lazard Retirement Small Cap Portfolio......................         1.29%         1.50%        2.79%  $   98.88  $  317.85

    The expenses in both charts above reflect the expense reimbursements or fee waivers by the fund managers. For the newly formed Portfolios, the expenses have been estimated. For more detailed information, see the Fee Table in the prospectus for the Contract.

    6. TAXES: Your earnings are not taxed until you take them out. If you take money out during the accumulation phase, earnings come out first and are taxed as income. If you are younger than 59 1/2 when you take money out, you may be charged a 10% federal tax penalty on the earnings. Payments during the income phase are considered partly a return of your original investment. That part of each payment is not taxable as income.

    7. ACCESS TO YOUR MONEY: You can take money out at any time during the accumulation phase. Each purchase payment you add to your Contract has its own 7 year withdrawal charge period. After BMA has had a payment for 7 years, there is no charge for withdrawals. So long as you have not made another withdrawal during the same Contract year, a withdrawal of up to 10% of the Contract value withdrawn is not subject to a withdrawal charge. Withdrawals in excess of that will be charged a withdrawal charge which ranges from 7% in the first year and declines to 0% after the seventh year. Of course, you may also have to pay income tax and a tax penalty on any money you take out.

    8. PERFORMANCE: The value of the Contract will vary up or down depending upon the investment performance of the investment portfolios you choose. BMA may provide total return figures for each investment portfolio. The total return figures are based on historical data and are not intended to indicate future performance. Performance is not shown here because the investment portfolios did not have a complete calendar year of performance as of December 31, 1997.

    9. DEATH BENEFIT: If you die before moving to the income phase, the beneficiary will receive a death benefit. During the first Contract year, this death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your Contract. During the second and subsequent years, the death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your Contract; or (3) the highest value of your Contract on the last day of any Contract year prior to your 81st birthday, plus payments you have made, less withdrawals (and related withdrawal charges) since that day. If you are 80 or older on the day we issue your Contract, different rules apply. This death benefit may not be available in your state in which case the death benefit will be the greater of (1) the payments you have made, less any money you have taken out and related withdrawal charges, or (2) the value of your Contract.

    10.  OTHER INFORMATION:

    FREE-LOOK. If you cancel the Contract within 10 days after receiving it (or whatever period is required in your state), we will send your money back without assessing a withdrawal charge. You will receive whatever your Contract is worth on the day we receive your request. This may be more or less than your original payment. If we are required by law to return your original payment or if you have purchased the Contract as an Individual Retirement Annuity (IRA), you will receive back the greater of your purchase payment (less withdrawals), or the Contract value and we will put your money in the Money Market Portfolio during the free-look period.

    NO PROBATE. In most cases, when you die, the beneficiary will receive the death benefit without going through probate. However, the avoidance of probate does not mean that the beneficiary will not have tax liability as a result of receiving the death benefit.

    WHO SHOULD PURCHASE THE CONTRACT? This Contract is designed for people seeking long-term tax-deferred accumulation of assets, generally for retirement or other long-term purposes. The tax-deferred feature is most attractive to people in high federal and state tax brackets. You should not buy this Contract if you are looking for a short-term investment or if you cannot take the risk of getting back less money than you put in.

    ADDITIONAL FEATURES. The Contract has additional features you might be interested in. These include:

    - You can arrange to have money automatically sent to you (monthly, quarterly, semi-annually or annually) while your Contract is still in the accumulation phase. Of course, you'll have to pay taxes on money you receive. You may also have to pay a penalty tax on money you receive. We call this feature the Automatic Withdrawal Program.

    - If you purchased the Contract under an Individual Retirement Annuity, you can arrange to have money sent to you periodically to meet certain required distribution requirements imposed by the Internal Revenue Code. We call this feature the Minimum Distribution Program.

    - You can arrange to have a regular amount of money automatically transferred from the Money Market Portfolio or Fixed Account I to the investment portfolios each month, theoretically giving you a lower average cost per unit over time than a single one time purchase. We call this feature the Dollar Cost Averaging Option.

    - BMA will automatically readjust the money between investment portfolios periodically to keep the blend you select. We call this feature the Asset Rebalancing Option.

    - Under certain circumstances, BMA will give you your money without a withdrawal charge if you are in a nursing home, or become totally disabled, terminally ill, involuntarily unemployed or divorced. Of course, you'll have to pay taxes on money you receive. You may also have to pay a penalty tax on the money you receive.

    These features may not be available in your state and may not be suitable for your particular situation.

    11. INQUIRIES: If you need more information about buying a Contract, please contact us at our service center:

        BMA
        PO Box 412879
        Kansas City, Missouri 64141-2879
        1-888-262-8131

                         THE FIXED AND VARIABLE ANNUITY

                                   ISSUED BY

                         BMA VARIABLE ANNUITY ACCOUNT A

                                      AND

                  BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

    This prospectus describes the Fixed and Variable Annuity Contract offered by Business Men's Assurance Company of America (BMA).

    The annuity contract has 19 investment choices--2 FIXED ACCOUNT options and 17 INVESTMENT PORTFOLIOS listed below. The 17 INVESTMENT PORTFOLIOS are part of Investors Mark Series Fund, Inc., Berger Institutional Products Trust, American Century Variable Portfolios, Inc., Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund, INVESCO Variable Investment Funds, Inc. and Lazard Retirement Series, Inc. You can put your money in Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or any of these INVESTMENT PORTFOLIOS.

INVESTORS MARK SERIES FUND, INC.

  MANAGED BY STANDISH, AYER & WOOD, INC.

    Intermediate Fixed Income Portfolio
    Mid Cap Equity Portfolio
    Money Market Portfolio

  MANAGED BY STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P.

    Global Fixed Income Portfolio

  MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

    Small Cap Equity Portfolio
    Large Cap Growth Portfolio

  MANAGED BY DAVID L. BABSON & CO., INC.

    Large Cap Value Portfolio

  MANAGED BY LORD, ABBETT & CO.

    Growth & Income Portfolio

  MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

    Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

  MANAGED BY BBOI WORLDWIDE LLC

    Berger/BIAM IPT--International Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

  MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

    VP Income & Growth
    VP Value

DREYFUS STOCK INDEX FUND

  MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

  MANAGED BY THE DREYFUS CORPORATION

    Disciplined Stock Portfolio

INVESCO VARIABLE INVESTMENT FUNDS, INC.

  MANAGED BY INVESCO FUNDS GROUP, INC.

    INVESCO VIF--High Yield Portfolio
    INVESCO VIF--Industrial Income Portfolio

LAZARD RETIREMENT SERIES, INC.

  MANAGED BY LAZARD ASSET MANAGEMENT

    Lazard Retirement Small Cap Portfolio

    Please read this prospectus before investing and keep it on file for future reference. It contains important information about the BMA Fixed and Variable Annuity Contract.

    To learn more about the BMA Fixed and Variable Annuity Contract, you can obtain a copy of the Statement of Additional Information (SAI) dated December 31, 1998. The SAI has been filed with the Securities and Exchange Commission
(SEC) and is legally a part of the prospectus. The SEC has a web site (http://www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file electronically with the SEC. The Table of Contents of the SAI is on Page 25 of this prospectus. For a free copy of the SAI, call us at 1-800-423-9398 or write us at: 9735 Landmark Parkway Drive, St. Louis, MO 63127-1690.

    INVESTMENT IN A VARIABLE ANNUITY CONTRACT IS SUBJECT TO RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THE CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

December 31, 1998.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
INDEX OF SPECIAL TERMS....................................................     1
FEE TABLE.................................................................     2
EXAMPLES..................................................................     4
1.  THE ANNUITY CONTRACT..................................................     9
2.  ANNUITY PAYMENTS (THE INCOME PHASE)...................................     9
3.  PURCHASE..............................................................    11
     Purchase Payments....................................................    11
     Allocation of Purchase Payments......................................    11
     Accumulation Units...................................................    11
4.  INVESTMENT OPTIONS....................................................    12
     Transfers............................................................    14
     Dollar Cost Averaging Option.........................................    15
     Asset Rebalancing Option.............................................    15
     Asset Allocation Option..............................................    16
     Voting Rights........................................................    16
     Substitution.........................................................    16
5.  EXPENSES..............................................................    16
     Coverage Charge......................................................    16
     Contract Maintenance Charge..........................................    17
     Withdrawal Charge....................................................    17
     Waiver of Withdrawal Charge Benefits.................................    18
     Reduction or Elimination of the Withdrawal Charge....................    18
     Premium Taxes........................................................    18
     Transfer Fee.........................................................    18
     Income Taxes.........................................................    18
     Investment Portfolio Expenses........................................    18
6.  TAXES.................................................................    18
     Annuity Contracts in General.........................................    19
     Qualified and Non-Qualified Contracts................................    19
     Withdrawals--Non-Qualified Contracts.................................    19
     Withdrawals--Qualified Contracts.....................................    19
     Death Benefits.......................................................    19
     Diversification......................................................    20
7.  ACCESS TO YOUR MONEY..................................................    20
     Automatic Withdrawal Program.........................................    20
     Minimum Distribution Program.........................................    21
8.  PERFORMANCE...........................................................    21
9.  DEATH BENEFIT.........................................................    21
     Upon Your Death......................................................    21
     Death of Annuitant...................................................    22
10. OTHER INFORMATION.....................................................    22
     BMA..................................................................    22
     Year 2000............................................................    23
     The Separate Account.................................................    23
     Distributor..........................................................    23
     Administration.......................................................    23
     Ownership............................................................    23
     Beneficiary..........................................................    24
     Assignment...........................................................    24
     Suspension of Payments or Transfers..................................    24
     Financial Statements.................................................    24
TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION..............    25
APPENDIX--CONDENSED FINANCIAL INFORMATION.................................    26

                             INDEX OF SPECIAL TERMS

    We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. They are identified in the text in italic and the page that is indicated here is where we believe you will find the best explanation for the word or term.

                                                                            PAGE
                                                                            ----
Accumulation Phase........................................................     9
Accumulation Unit.........................................................    11
Annuitant.................................................................     9
Annuity Date..............................................................     9
Annuity Options...........................................................     9
Annuity Payments..........................................................    10
Annuity Unit..............................................................    11
Beneficiary...............................................................    24
Fixed Account.............................................................     9
Guarantee Period..........................................................     9
Income Phase..............................................................     9
Investment Portfolios.....................................................    12
Joint Owner...............................................................    23
Non-Qualified.............................................................    19
Owner.....................................................................    23
Purchase Payment..........................................................    11
Qualified.................................................................    19
Tax Deferral..............................................................     9

                                   FEE TABLE

OWNER TRANSACTION EXPENSES

    Withdrawal Charge (as a percentage of PURCHASE PAYMENT withdrawn) (See Note 2 below)

  NUMBER OF COMPLETE YEARS
FROM DATE OF PURCHASE PAYMENT  WITHDRAWAL CHARGE
-----------------------------  -----------------
0                                     7%
1                                     6%
2                                     5%
3                                     4%
4                                     3%
5                                     2%
6                                     1%
7 and thereafter                      0%

    Transfer Fee (see Note 3 below)

                   No charge for first 12 transfers in a contract year during the ACCUMULATION PHASE and no charge for four transfers in a contract year during the INCOME PHASE; thereafter, the fee is $25 per transfer.

CONTRACT MAINTENANCE CHARGE (see Note 4 below) . . . $35 per contract per year

SEPARATE ACCOUNT ANNUAL EXPENSES
  (as a percentage of average account value)

                                                         IF INITIAL            IF INITIAL
                                                      PURCHASE PAYMENT      PURCHASE PAYMENT
                                                        IS LESS THAN           IS $75,000
                                                          $75,000               OR MORE
                                                    --------------------  --------------------
Mortality and Expense Risk Fees and Account Fees
 and Expenses (See Note 5 below)..................           1.40%                 1.25%
                                                              ---                   ---
Total Separate Account Annual Expenses............           1.40%                 1.25%

INVESTMENT PORTFOLIO EXPENSES
  (as a percentage of the average daily net assets of an INVESTMENT PORTFOLIO)

                                                                                                 TOTAL ANNUAL
                                                                          OTHER EXPENSES      PORTFOLIO EXPENSES
                                                                          (AFTER EXPENSE        (AFTER EXPENSE
                                                                           REIMBURSEMENT        REIMBURSEMENT
                                                              12b-1       WITH RESPECT TO      WITH RESPECT TO
                                          MANAGEMENT FEES     FEES      CERTAIN PORTFOLIOS)  CERTAIN PORTFOLIOS)
                                          ---------------  -----------  -------------------  --------------------
INVESTORS MARK SERIES FUND, INC.(a)

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio...          .60%            --              .20%                 .80%
  Mid Cap Equity Portfolio..............          .80%            --              .10%                 .90%
  Money Market Portfolio................          .40%            --              .10%                 .50%

MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio.........          .75%            --              .25%                1.00%

                                                                                                 TOTAL ANNUAL
                                                                          OTHER EXPENSES      PORTFOLIO EXPENSES
                                                                          (AFTER EXPENSE        (AFTER EXPENSE
                                                                           REIMBURSEMENT        REIMBURSEMENT
                                                              12b-1       WITH RESPECT TO      WITH RESPECT TO
                                          MANAGEMENT FEES     FEES      CERTAIN PORTFOLIOS)  CERTAIN PORTFOLIOS)
                                          ---------------  -----------  -------------------  --------------------
MANAGED BY STEIN ROE & FARNHAM,
 INCORPORATED

  Small Cap Equity Portfolio............          .95%            --              .10%                1.05%
  Large Cap Growth Portfolio............          .80%            --              .10%                 .90%

MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio.............          .80%            --              .10%                 .90%

MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio.............          .80%            --              .10%                 .90%

MANAGED BY KORNITZER CAPITAL MANAGEMENT,
 INC.

  Balanced Portfolio....................          .80%            --              .10%                 .90%

BERGER INSTITUTIONAL PRODUCTS TRUST

MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International
    Fund(b).............................          .00%            --             1.20%                1.20%

AMERICAN CENTURY VARIABLE PORTFOLIOS,
 INC.

MANAGED BY AMERICAN CENTURY INVESTMENT
 MANAGEMENT, INC.

  VP Value..............................         1.00%            --              .00%                1.00%
  VP Income & Growth....................          .70%            --              .00%                 .70%

DREYFUS STOCK INDEX FUND................          .25%            --              .03%                 .28%

  MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND

MANAGED BY THE DREYFUS CORPORATION

  Disciplined Stock Portfolio...........          .75%            --              .27%                1.02%

INVESCO VARIABLE INVESTMENT FUNDS, INC.

MANAGED BY INVESCO FUNDS GROUP, INC.

  INVESCO VIF--High Yield
    Portfolio(c)........................          .60%            --              .27%                 .87%
  INVESCO VIF--Industrial Income
    Portfolio(c)........................          .75%            --              .20%                 .95%

LAZARD RETIREMENT SERIES, INC.

MANAGED BY LAZARD ASSET MANAGEMENT

  Lazard Retirement Small Cap
    Portfolio(d)........................          .75%           .25%             .50%                1.50%

a. Investors Mark Advisors, LLC has voluntarily agreed to reimburse expenses of each Portfolio of Investors Mark Series Fund, Inc. through April 30, 1999 so that the annual expenses do not exceed the amounts set forth above under "Total Annual Portfolio Expenses" for each Portfolio. Absent such expense reimbursement, the Total Annual Portfolio Expenses are estimated to be:
    2.04% for the

    Intermediate Fixed Income Portfolio; 1.10% for the Mid Cap Equity Portfolio; 1.15% for the Money Market Portfolio; 2.04% for the Global Fixed Income Portfolio; 1.25% for the Small Cap Equity Portfolio; 1.02% for the Large Cap Growth and Large Cap Value Portfolios; and 1.10% for the Growth & Income and Balanced Portfolios.

b. BBOI Worldwide LLC has voluntarily agreed to waive its advisory fee and expects to voluntarily reimburse the Berger/BIAM IPT--International Fund for additional expenses to the extent that normal operating expenses in any fiscal year, including the management fee but excluding brokerage commissions, interest, taxes and extraordinary expenses, of the Fund exceed 1.20% of the Fund's average daily net assets. Absent the voluntary waiver and reimbursement, the management fee for the Fund would be .90% and its "Total Annual Portfolio Expenses" are estimated to be 3.83%.

c. Certain expenses are being absorbed voluntarily by the investment adviser. In the absence of such voluntary expense limitation, the Other Expenses and Total Operating Expenses for the fiscal period ended December 31, 1997 would have been .34% and .94% for the INVESCO VIF--High Yield Portfolio and .22% and .97% for the INVESCO--VIF Industrial Income Portfolio. With respect to the INVESCO VIF--Industrial Income Portfolio and the INVESCO VIF--High Yield Portfolio, certain fund expenses are absorbed voluntarily by INVESCO Funds Group, Inc. (IFG) pursuant to a commitment to limit the INVESCO VIF--Industrial Income Portfolio's annual expenses to no more than .90% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.15% of the Fund's average net assets effective July 6, 1998 and to limit the INVESCO VIF--High Yield Portfolio's annual expenses to no more than .80% of the Fund's average net assets prior to July 6, 1998 and to no more than 1.05% of the Fund's average net assets effective July 6, 1998. The Fund reimburses IFG for its costs in providing, or assuring that participating insurance companies provide, certain services in an amount up to $10,000 per year (base fee), plus .015% of the net assets of the Fund, plus effective July 6, 1998, an additional .25% of gross new assets (new sales of shares, exchanges into the Fund and reinvestment of dividends and capital gains distributions) of the Fund (incremental fees). IFG may pay all or a portion of the base fee and the incremental fees to other companies that assist in providing the services. If the additional 0.25% administrative services fee had been charged during the fiscal year ended December 31, 1997, the Fund estimates that "Other Expenses" and "Total Operating Expenses" would have been .59% and 1.19%, respectively for the INVESCO VIF--High Yield Portfolio and .47% and 1.22%, respectively for the INVESCO VIF-- Industrial Income Portfolio.

    It should be noted that the Portfolios' actual expenses were lower than the figures shown because the Portfolios' custodian fees and pricing expenses were reduced under expense offset arrangements. However, as a result of an SEC requirement for mutual funds to state their total operating expenses without crediting any such expense offsetting arrangements, the figures shown above do not reflect these reductions.

d. The Investment Manager has agreed to voluntarily reimburse expenses to the extent total Fund expenses exceed, on an annual basis, 1.50% of the Fund's average net assets. The Investment Manager has advised BMA that it will continue its voluntary expense reimbursement arrangement through May 1, 1999. Fees and expenses for the Lazard Retirement Small Cap Portfolio are based on estimates for the current fiscal year. Absent such arrangement, the expenses for the Lazard Retirement Small Cap Portfolio for the current fiscal year are estimated to be 13.19%.

                                    EXAMPLES

    There are two sets of examples below. The first set assumes your initial PURCHASE PAYMENT is less than $75,000. The second set assumes your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account
II) is $75,000 or more.

    You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming your initial PURCHASE PAYMENT is less than $75,000:

       (a) upon surrender at the end of each time period;

       (b) if the contract is not surrendered or is annuitized with a life ANNUITY OPTION or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.

                                                                   TIME PERIODS
                                                              ----------------------
                                                                1 YEAR     3 YEARS
                                                              ----------  ----------
INVESTORS MARK SERIES FUND, INC.

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio.......................  a) $ 94.25  a) $119.23
                                                              b) $ 24.25  b) $ 74.63
  Mid Cap Equity Portfolio..................................  a) $ 95.27  a) $122.33
                                                              b) $ 25.27  b) $ 77.71
  Money Market Portfolio....................................  a) $ 91.16  a) $109.89
                                                              b) $ 21.16  b) $ 65.33
MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio.............................  a) $ 96.30  a) $125.42
                                                              b) $ 26.30  b) $ 80.78
MANAGED BY STEIN ROE & FARNHAM, INCORPORATED

  Small Cap Equity Portfolio................................  a) $ 96.81  a) $126.96
                                                              b) $ 26.81  b) $ 82.31
  Large Cap Growth Portfolio................................  a) $ 95.27  a) $122.33
                                                              b) $ 25.27  b) $ 77.71
MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio.................................  a) $ 95.27  a) $122.33
                                                              b) $ 25.27  b) $ 77.71
MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio.................................  a) $ 95.27  a) $122.33
                                                              b) $ 25.27  b) $ 77.71
MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

  Balanced Portfolio........................................  a) $ 95.27  a) $122.33
                                                              b) $ 25.27  b) $ 77.71

BERGER INSTITUTIONAL PRODUCTS TRUST
 MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International Fund.......................  a) $ 98.35  a) $131.56
                                                              b) $ 28.35  b) $ 86.90

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.
 MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  VP Value..................................................  a) $ 96.30  a) $125.42
                                                              b) $ 26.30  b) $ 80.78
  VP Income & Growth........................................  a) $ 93.22  a) $116.13
                                                              b) $ 23.22  b) $ 71.54

DREYFUS STOCK INDEX FUND....................................  a) $ 88.89  a) $102.98
                                                              b) $ 18.89  b) $ 58.46
  MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND
 MANAGED BY THE DREYFUS CORPORATION

  Disciplined Stock Portfolio...............................  a) $ 96.50  a) $126.03
                                                              b) $ 26.50  b) $ 81.39

                                                                   TIME PERIODS
                                                              ----------------------
                                                                1 YEAR     3 YEARS
                                                              ----------  ----------

INVESCO VARIABLE INVESTMENT FUNDS, INC.
 MANAGED BY INVESCO FUNDS GROUP, INC.

  INVESCO VIF--High Yield Portfolio.........................  a) $ 94.97  a) $121.40
                                                              b) $ 24.97  b) $ 76.79
  INVESCO VIF--Industrial Income Portfolio..................  a) $ 95.79  a) $123.88
                                                              b) $ 25.79  b) $ 79.25

LAZARD RETIREMENT SERIES, INC.
 MANAGED BY LAZARD ASSET MANAGEMENT
  Lazard Retirement Small Cap Portfolio.....................  a) $101.41  a) $140.71
                                                              b) $ 31.41  b) $ 96.00

    You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets and assuming your initial PURCHASE PAYMENT is $75,000 or more:

       (a) upon surrender at the end of each time period;

       (b) if the contract is not surrendered or is annuitized with a life ANNUITY OPTION or another ANNUITY OPTION with an ANNUITY PAYMENT period of more than 5 years.

                                                                                           TIME PERIODS
                                                                                         -----------------
                                                                                         1 YEAR    3 YEARS
                                                                                         -------   -------
INVESTORS MARK SERIES FUND, INC.

MANAGED BY STANDISH, AYER & WOOD, INC.

  Intermediate Fixed Income Portfolio..................................................  a) $91.71 a) $111.54
                                                                                         b) $21.71 b) $66.98
  Mid Cap Equity Portfolio.............................................................  a) $92.73 a) $114.66
                                                                                         b) $22.73 b) $70.08
  Money Market Portfolio...............................................................  a) $88.61 a) $102.13
                                                                                         b) $18.61 b) $57.62

MANAGED BY STANDISH INTERNATIONAL
 MANAGEMENT COMPANY, L.P.

  Global Fixed Income Portfolio........................................................  a) $93.76 a) $117.76
                                                                                         b) $23.76 b) $73.17

MANAGED BY STEIN ROE & FARNHAM, INCORPORATED
  Small Cap Equity Portfolio...........................................................  a) $94.27 a) $119.31
                                                                                         b) $24.27 b) $74.71
  Large Cap Growth Portfolio...........................................................  a) $92.73 a) $114.66
                                                                                         b) $22.73 b) $70.08

MANAGED BY DAVID L. BABSON & CO., INC.

  Large Cap Value Portfolio............................................................  a) $92.73 a) $114.66
                                                                                         b) $22.73 b) $70.08

MANAGED BY LORD, ABBETT & CO.

  Growth & Income Portfolio............................................................  a) $92.73 a) $114.66
                                                                                         b) $22.73 b) $70.88

MANAGED BY KORNITZER CAPITAL MANAGEMENT, INC.

  Balanced Portfolio...................................................................  a) $92.73 a) $114.66
                                                                                         b) $22.73 b) $70.08

                                                                                           TIME PERIODS
                                                                                         -----------------
                                                                                         1 YEAR    3 YEARS
                                                                                         -------   -------
BERGER INSTITUTIONAL PRODUCTS TRUST

MANAGED BY BBOI WORLDWIDE LLC

  Berger/BIAM IPT--International Fund..................................................  a) $95.81 a) $123.95
                                                                                         b) $25.81 b) $79.32

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

MANAGED BY AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  VP Value.............................................................................  a) $93.76 a) $117.76
                                                                                         b) $23.76 b) $73.17
  VP Income & Growth...................................................................  a) $90.68 a) $108.41
                                                                                         b) $20.68 b) $63.86

DREYFUS STOCK INDEX FUND...............................................................  a) $86.34 a) $95.17
                                                                                         b) $16.34 b) $50.70
  MANAGED BY THE DREYFUS CORPORATION

DREYFUS VARIABLE INVESTMENT FUND
MANAGED BY THE DREYFUS CORPORATION

  Disciplined Stock Portfolio..........................................................  a) $93.97 a) $118.38
                                                                                         b) $23.97 b) $73.78

INVESCO VARIABLE INVESTMENT FUNDS, INC.
MANAGED BY INVESCO FUNDS GROUP, INC.

  INVESCO VIF--High Yield Portfolio....................................................  a) $92.42 a) $113.72
                                                                                         b) $22.42 b) $69.15
  INVESCO VIF--Industrial Income Portfolio.............................................  a) $93.25 a) $116.21
                                                                                         b) $23.25 b) $71.62

LAZARD RETIREMENT SERIES, INC.
MANAGED BY LAZARD ASSET MANAGEMENT
  Lazard Retirement Small Cap Portfolio................................................  a) $98.88 a) $133.16
                                                                                         b) $28.88 b) $88.48

EXPLANATION OF FEE TABLE AND EXAMPLES

1. The purpose of the Fee Table is to show you the various expenses you will incur directly or indirectly with the contract. The Fee Table reflects expenses of the Separate Account as well as the INVESTMENT PORTFOLIOS.

2. After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge by BMA for a withdrawal of that PURCHASE PAYMENT. You may also have to pay income tax and a tax penalty on any money you take out. After the first contract year, the first 10% of contract value withdrawn is not subject to a withdrawal charge, unless you have already made another withdrawal during that same contract year.

3. BMA will not charge you the transfer fee even if there are more than 12 transfers in a year during the ACCUMULATION PHASE if the transfer is for the Dollar Cost Averaging Option, the Asset Allocation Option or Asset Rebalancing Option.

4. During the ACCUMULATION PHASE, BMA will not charge the contract maintenance charge if the value of your contract is $100,000 or more. If you make a complete withdrawal and the contract value is less than $100,000, BMA will charge the contract maintenance charge. If you own more than one BMA contract, we will determine the total value of all the contracts. If the total value of all the contracts is more than $100,000, we will not assess the contract maintenance charge. During the INCOME PHASE, BMA will deduct the contract maintenance charge from each ANNUITY PAYMENT on a pro rata basis.

5. The coverage charge is an aggregate charge which consists of mortality and expense risk fees and account fees and expenses which is referred to as a coverage charge throughout this prospectus and in your contract. The amount of the coverage charge for your contract depends upon the amount of your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account II). In certain states, the lower coverage charge (1.25%) may not be available. Check with your registered representative regarding availability.

6. Premium taxes are not reflected. Premium taxes may apply depending on the state where you live.

7. The assumed average contract size is $25,000 in Chart 1 and $100,000 in Chart 2.

8. THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

There is an ACCUMULATION UNIT value history contained in the Appendix--Condensed
    Financial Information.

1.  THE ANNUITY CONTRACT

    This prospectus describes the Fixed and Variable Annuity Contract offered by BMA.

    An annuity is a contract between you, the owner, and an insurance company (in this case BMA), where the insurance company promises to pay you an income, in the form of ANNUITY PAYMENTS, beginning on a designated date that's at least one year after we issue your contract. Until you decide to begin receiving ANNUITY PAYMENTS, your annuity is in the ACCUMULATION PHASE. Once you begin receiving ANNUITY PAYMENTS, your contract switches to the INCOME PHASE.

    The contract benefits from TAX DEFERRAL. TAX DEFERRAL means that you are not taxed on earnings or appreciation on the assets in your contract until you take money out of your contract.

    The contract is called a variable annuity because you can choose among 17 INVESTMENT PORTFOLIOS and, depending upon market conditions, you can make or lose money in any of these portfolios. If you select the variable annuity portion of the contract, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the investment performance of the INVESTMENT PORTFOLIO(S) you select. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the variable annuity portion of the contract also depends upon the investment performance of the INVESTMENT PORTFOLIOS you select for the INCOME PHASE.

    The contract also contains two FIXED ACCOUNT options (Fixed Account I and Fixed Account II). The FIXED ACCOUNTS offer interest rates that are guaranteed by BMA. For Fixed Account I, an interest rate is set at the time of each PURCHASE PAYMENT or transfer to the account. This initial interest rate is guaranteed for 12 months. Fixed Account II offers different GUARANTEE PERIODS. A GUARANTEE PERIOD is the time period for which an interest rate is credited in Fixed Account II. Currently, the following GUARANTEE PERIODS are available: three years, five years, and seven years. Each PURCHASE PAYMENT or transfer to a GUARANTEE PERIOD has its own interest rate. BMA guarantees that the interest credited to the FIXED ACCOUNT options will not be less than 3% per year. If you make a withdrawal, transfer or if your contract switches to the INCOME PHASE before the end of the GUARANTEE PERIOD you have selected, an interest adjustment will be made to the value of your contract. If you select either FIXED ACCOUNT option, your money will be placed with the other general assets of BMA. If you select either FIXED ACCOUNT, the amount of money you are able to accumulate in your contract during the ACCUMULATION PHASE depends upon the total interest credited to your contract. The amount of the ANNUITY PAYMENTS you receive during the INCOME PHASE from the general account will remain level for the entire INCOME PHASE.

    As OWNER of the contract, you exercise all rights under the contract. You can change the OWNER at any time by notifying BMA in writing. You and your spouse can be named JOINT OWNERS. We have described more information on this in
Section 10-Other Information.

2.  ANNUITY PAYMENTS (THE INCOME PHASE)

    Under the contract you can receive regular income payments. You can choose the date on which those payments begin. We call that date the ANNUITY DATE. Your first ANNUITY PAYMENT will be made one month (or one modal period if you do not choose monthly payments) after the ANNUITY DATE. Currently, the amount of each payment is determined ten business days prior to the payment date. You can also choose among income plans. We call those ANNUITY OPTIONS.

    We ask you to choose your ANNUITY DATE when you purchase the contract. You can change it at any time before the ANNUITY DATE with 30 days notice to us. Your ANNUITY DATE cannot be any earlier than one year after we issue the contract. ANNUITY PAYMENTS must begin by the later of the first day of the first calendar month after the ANNUITANT'S 95th birthday or 10 years after we issue your contract (or the maximum date allowed under state law). The ANNUITANT is the person whose life we look to when we make ANNUITY PAYMENTS.

    You can select and/or change an ANNUITY OPTION at any time prior to the ANNUITY DATE (with 30 days notice to us). If you do not choose an ANNUITY OPTION, we will assume that you selected Option 2 which will provide a life annuity with 120 monthly payments guaranteed.

    At the ANNUITY DATE, you can choose whether payments will come from a FIXED ACCOUNT, referred to as a fixed annuity, or from the INVESTMENT PORTFOLIO(s) available, referred to as a variable annuity, or a combination of both. If you choose to have any portion of your ANNUITY PAYMENTS come from the FIXED ACCOUNTS, Fixed Accounts I and II will be terminated, and the fixed annuity payments will be made from BMA's general account. The general account of BMA contains all of our assets except the assets of the Separate Account and other separate accounts we may have. The dollar amount of each fixed annuity payment will be determined in accordance with the annuity tables in the contract. If, on the ANNUITY DATE, we are using annuity payment tables for similar fixed annuity contracts which would provide a larger ANNUITY PAYMENT, we will use those tables. Once determined, the amount of the fixed annuity payment will not change, unless you transfer a portion of your variable annuity payment into the fixed annuity. Up to four times each contract year you may increase the amount of your fixed annuity payment by a transfer of all or portion of your variable annuity payment to the fixed annuity payment. After the ANNUITY DATE, you may not transfer any portion of the fixed annuity into the variable annuity payment.

    If you choose to have any portion of your ANNUITY PAYMENTS come from the INVESTMENT PORTFOLIO(s), the dollar amount of the initial variable annuity payment will depend upon the value of your contract in the INVESTMENT PORTFOLIO(s) and the annuity tables in the contract. The dollar amount of this variable annuity payment is not guaranteed to remain level. Each variable annuity payment will vary depending on the investment performance of the INVESTMENT PORTFOLIO(s) you have selected. A 3.5% annual investment rate is used in the annuity tables in the contract. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected equals 3.5%, then the variable annuity payments will remain level. If the actual performance of the INVESTMENT PORTFOLIO(s) you have selected exceeds the 3.5% assumption, the variable annuity payments will increase, and conversely, if the performance is less than the 3.5%, the payments will decrease.

    ANNUITY PAYMENTS are made monthly unless you have less than $10,000 to apply toward a payment. In that case, BMA may provide your ANNUITY PAYMENT in a single lump sum. Likewise, if your ANNUITY PAYMENTS would be or become less than $250 a month, BMA has the right to change the frequency of payments so that your ANNUITY PAYMENTS are at least $250.

    You can choose one of the following ANNUITY OPTIONS. Any other ANNUITY OPTION acceptable to us may also be selected. After ANNUITY PAYMENTS begin, you cannot change the ANNUITY OPTION.

    OPTION 1. LIFE ANNUITY. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. After the ANNUITANT dies, we stop making ANNUITY PAYMENTS.

    OPTION 2. LIFE ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make an ANNUITY PAYMENT each month so long as the ANNUITANT is alive. However, if, when the ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

    OPTION 3. JOINT AND LAST SURVIVOR ANNUITY. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person are both alive. When either of these people dies, we will continue to make ANNUITY PAYMENTS, so long as the survivor continues to live. The amount of the ANNUITY PAYMENTS we will make to the survivor can be equal to 100%, 75% or 50% of the amount that we would have paid if both were alive.

    OPTION 4. JOINT AND LAST SURVIVOR ANNUITY WITH 10 OR 20 YEARS GUARANTEED. Under this option, we will make ANNUITY PAYMENTS each month so long as the ANNUITANT and a second person (joint ANNUITANT) are both alive. However, if when the last ANNUITANT dies, we have made ANNUITY PAYMENTS for less than the selected guaranteed period, we will then continue to make ANNUITY PAYMENTS for the rest of the guaranteed period to the BENEFICIARY. If the BENEFICIARY does not want to receive ANNUITY PAYMENTS, he or she can ask us for a single lump sum.

3.  PURCHASE

PURCHASE PAYMENTS

    A PURCHASE PAYMENT is the money you give us to buy the contract. The minimum we will accept for a NON-QUALIFIED contract is $10,000. If you buy the contract as part of an Individual Retirement Annuity (IRA), the minimum PURCHASE PAYMENT we will accept is $2,000. The maximum we accept is $1 million without our prior approval. You can make additional PURCHASE PAYMENTS of $1,000 or more.

ALLOCATION OF PURCHASE PAYMENTS

    When you purchase a contract, we will allocate your PURCHASE PAYMENT to Fixed Account I, any currently available GUARANTEE PERIOD of Fixed Account II and/or one or more of the INVESTMENT PORTFOLIOS you have selected. If you make additional PURCHASE PAYMENTS, we will allocate them in the same way as your first PURCHASE PAYMENT unless you tell us otherwise. Any allocation to Fixed Account I or to any GUARANTEE PERIOD of Fixed Account II must be at least $5,000. Any allocation to an INVESTMENT PORTFOLIO must be at least $1,000. Allocation percentages need to be in whole numbers. Each allocation must be at least 1%. BMA reserves the right to decline any PURCHASE PAYMENT.

    At its discretion, BMA may refuse PURCHASE PAYMENTS into Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the PURCHASE PAYMENT.

    If you change your mind about owning the contract, you can cancel it within 10 days after receiving it, or the period required in your state (free-look period). When you cancel the contract within this time period, BMA will not assess a withdrawal charge. You will receive back whatever your contract is worth on the day we receive your request. In certain states, or if you have purchased the contract as an IRA, we will refund the greater of your PURCHASE PAYMENT (less withdrawals) or the value of your contract if you decide to cancel your contract within 10 days after receiving it (or whatever period is required in your state). If that is the case, we will put your PURCHASE PAYMENT in the Money Market Portfolio for 15 days beginning when we allocate your first PURCHASE PAYMENT. (In some states, the period may be longer.) At the end of that period, we will re-allocate those funds as you selected.

    Once we receive your PURCHASE PAYMENT and the necessary information, we will issue your contract and allocate your first PURCHASE PAYMENT within 2 business days. If you do not give us all of the information we need, we will contact you to get it. If for some reason we are unable to complete this process within 5 business days, we will either send back your money or get your permission to keep it until we get all of the necessary information. If you add more money to your contract by making additional PURCHASE PAYMENTS, we will credit these amounts to your contract within one business day. Our business day closes when the New York Stock Exchange closes, usually 4:00 P.M. Eastern time.

ACCUMULATION UNITS

    The value of the variable annuity portion of your contract will go up or down depending upon the investment performance of the INVESTMENT PORTFOLIO(S) you choose. In order to keep track of the value of your contract, we use a unit of measure we call an ACCUMULATION UNIT. (An ACCUMULATION UNIT works like a share of a mutual fund.) During the INCOME PHASE of the contract we call the unit an ANNUITY UNIT.

    Every business day we determine the value of an ACCUMULATION UNIT for each of the INVESTMENT PORTFOLIOS by multiplying the ACCUMULATION UNIT value for the previous business day by a factor for the current business day. The factor is determined by:

    1. dividing the value of an INVESTMENT PORTFOLIO share at the end of the current business day by the value of an INVESTMENT PORTFOLIO share for the previous business day; and

    2. multiplying it by one minus the daily amount of the coverage charge and any charges for taxes.

    The value of an ACCUMULATION UNIT may go up or down from day to day.

    When you make a PURCHASE PAYMENT, we credit your contract with ACCUMULATION UNITS. The number of ACCUMULATION UNITS credited is determined by dividing the amount of the PURCHASE PAYMENT allocated to an INVESTMENT PORTFOLIO by the value of the ACCUMULATION UNIT for that INVESTMENT PORTFOLIO.

    We calculate the value of an ACCUMULATION UNIT for each INVESTMENT PORTFOLIO after the New York Stock Exchange closes each day and then credit your contract.

EXAMPLE:

    On Monday we receive an additional PURCHASE PAYMENT of $4,000 from you. You have told us you want this to go to the Balanced Portfolio. When the New York Stock Exchange closes on that Monday, we determine that the value of an ACCUMULATION UNIT for the Balanced Portfolio is $12.70. We then divide $4,000 by $12.70 and credit your contract on Monday night with 314.960630 ACCUMULATION UNITS for the Balanced Portfolio.

4.  INVESTMENT OPTIONS

    The contract offers 17 INVESTMENT PORTFOLIOS which are listed below. Additional INVESTMENT PORTFOLIOS may be available in the future.

    YOU SHOULD READ THE PROSPECTUSES FOR THESE FUNDS CAREFULLY BEFORE INVESTING. COPIES OF THESE PROSPECTUSES ARE ATTACHED TO THIS PROSPECTUS. CERTAIN PORTFOLIOS CONTAINED IN THE FUND PROPECTUSES MAY NOT BE AVAILABLE WITH YOUR CONTRACT.

INVESTORS MARK SERIES FUND, INC.

    Investors Mark Series Fund, Inc. is managed by Investors Mark Advisors, LLC (Adviser), which is an affiliate of BMA. Investors Mark Series Fund, Inc. is a mutual fund with multiple portfolios. Each INVESTMENT PORTFOLIO has a different investment objective. The Adviser has engaged sub-advisers to provide investment advice for the individual INVESTMENT PORTFOLIOS. The following INVESTMENT PORTFOLIOS are available under the contract.

    STANDISH, AYER & WOOD, INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIOS:

       Intermediate Fixed Income Portfolio

       Mid Cap Equity Portfolio

       Money Market Portfolio

    STANDISH INTERNATIONAL MANAGEMENT COMPANY, L.P. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Global Fixed Income Portfolio

    STEIN ROE & FARNHAM, INCORPORATED IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIOS:

       Small Cap Equity Portfolio

       Large Cap Growth Portfolio

    DAVID L. BABSON & CO., INC. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Large Cap Value Portfolio

    LORD, ABBETT & CO. IS THE SUB-ADVISER TO THE FOLLOWING PORTFOLIO:

        Growth & Income Portfolio

    KORNITZER CAPITAL MANAGEMENT, INC. IS THE SUB-ADVISER TO THE FOLLOWING
PORTFOLIO:

        Balanced Portfolio

BERGER INSTITUTIONAL PRODUCTS TRUST

    Berger Institutional Products Trust is a mutual fund with multiple portfolios, one of which, the Berger/ BIAM IPT--International Fund, is managed by BBOI Worldwide LLC. BBOI Worldwide LLC has retained Bank of Ireland Asset Management (U.S.) Limited ("BIAM") as subadviser. The following INVESTMENT PORTFOLIO is available under the contract:

        Berger/BIAM IPT--International Fund

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

    American Century Variable Portfolios, Inc. is a series of funds managed by American Century Investment Management, Inc. The following INVESTMENT PORTFOLIOS are available under the contract:

       VP Income & Growth
       VP Value (Long-term capital growth with income as a secondary objective)

DREYFUS STOCK INDEX FUND

    The Dreyfus Corporation serves as the Fund's manager. Dreyfus has hired its affiliate, Mellon Equity Associates, to serve as the Fund's index fund manager and provide day-to-day management of the Fund's investments.

DREYFUS VARIABLE INVESTMENT FUND

    The Dreyfus Variable Investment Fund is a mutual fund with multiple portfolios. The Dreyfus Corporation serves as the Investment Adviser. The following INVESTMENT PORTFOLIO is available under the contract:

       Disciplined Stock Portfolio (seeks to outperform the total return performance of the Standard and Poor's 500 Composite Stock Price Index)

INVESCO VARIABLE INVESTMENT FUNDS, INC.

    INVESCO Variable Investment Funds, Inc. is a mutual fund with multiple portfolios. INVESCO Funds Group, Inc. is the investment adviser. The following INVESTMENT PORTFOLIOS are available under the contract.

       INVESCO VIF--High Yield Portfolio
       INVESCO VIF--Industrial Income Portfolio (seeks high current income with capital appreciation as a secondary goal)

LAZARD RETIREMENT SERIES, INC.

    Lazard Retirement Series, Inc. is a mutual fund with multiple portfolios. Lazard Asset Management, a division of Lazard Freres & Co. LLC, is the investment manager for each portfolio. The following INVESTMENT PORTFOLIO is available under the contract:

       Lazard Retirement Small Cap Portfolio

    Shares of the portfolios may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with BMA. Certain portfolios may also be sold directly to qualified plans. The funds do not believe that offering their shares in this manner will be disadvantageous to you.

TRANSFERS

    You can transfer money among the FIXED ACCOUNTS and the 17 INVESTMENT PORTFOLIOS.

    You can make transfers by telephone. If you own the contract with a JOINT OWNER, unless BMA is instructed otherwise, BMA will accept instructions from either you or the other OWNER. BMA will use reasonable procedures to confirm that instructions given us by telephone are genuine. If BMA fails to use such procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. BMA tape records all telephone instructions.

    TRANSFERS DURING THE ACCUMULATION PHASE

    You can make 12 transfers every year during the ACCUMULATION PHASE without charge. We measure a year from the anniversary of the day we issued your contract. You can make a transfer to or from the FIXED ACCOUNTS and to or from any INVESTMENT PORTFOLIO. If you make more than 12 transfers in a year, there is a transfer fee deducted. The fee is $25 per transfer. The transfer fee is deducted from the amount which is transferred. The following apply to any transfer during the ACCUMULATION PHASE:

    1. The minimum amount which you can transfer from the INVESTMENT PORTFOLIO, Fixed Account I or any GUARANTEE PERIOD of Fixed Account II is $250 or your entire interest in the INVESTMENT PORTFOLIO, Fixed Account I or GUARANTEE PERIOD of Fixed Account II, if less.

    2. We reserve the right to restrict the maximum amount which you can transfer from any FIXED ACCOUNT option (unless the transfer is from a GUARANTEE PERIOD of Fixed Account II just expiring) to 25% of the amount in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. Currently, BMA is waiving this restriction. This requirement is waived if the transfer is part of the Dollar Cost Averaging, Asset Allocation or Asset Rebalancing options. This requirement is also waived if the transfer is to switch your contract to the INCOME PHASE.

    3. At its discretion, BMA may refuse transfers to Fixed Account I or Fixed Account II if the total value of Fixed Accounts I and II is greater than or equal to 30% of the value of your contract at the time of the transfer.

    4. The minimum amount which must remain in any INVESTMENT PORTFOLIO after a transfer is $1,000. The minimum amount which must remain in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II after a transfer is $5,000.

    5.  You may not make a transfer until after the end of the free-look period.

    6. We reserve the right to restrict the number of transfers per year and to restrict transfers made on consecutive business days.

    Your right to make transfers may be modified if we determine, in our sole opinion, that the exercise of the transfer right by one or more OWNERS is, or would be, harmful to other OWNERS.

    TRANSFERS DURING THE INCOME PHASE

    Each year, during the INCOME PHASE, you can make 4 transfers between the INVESTMENT PORTFOLIO(s). We measure a year from the anniversary of the day we issued your contract. You can also make 4 transfers each contract year from the INVESTMENT PORTFOLIOS to the general account. You may not make a transfer from the general account to the INVESTMENT PORTFOLIOS. These four transfers each contract year during the INCOME PHASE are free. If you make more than 4 transfers in a year during the INCOME PHASE, a transfer fee of $25 per transfer (after the 4 free) will be charged.

DOLLAR COST AVERAGING OPTION

    The Dollar Cost Averaging Option allows you to systematically transfer a set amount each month from the Money Market Portfolio or Fixed Account I to any of the other INVESTMENT PORTFOLIO(s). By allocating amounts on a regular schedule as opposed to allocating the total amount at one particular time, you may be less susceptible to the impact of market fluctuations.

    The minimum amount which can be transferred each month is $250. The value of your contract must be at least $10,000 in order to participate in Dollar Cost Averaging.

    All Dollar Cost Averaging transfers will be made on the 15th day of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. You must participate in Dollar Cost Averaging for at least 6 months.

    If you participate in Dollar Cost Averaging, the transfers made under this option are not taken into account in determining any transfer fee.

    No Automatic Withdrawals and Minimum Distributions will be allowed if you are participating in Dollar Cost Averaging.

ASSET REBALANCING OPTION

    Once your money has been allocated among the INVESTMENT PORTFOLIOS, the performance of each portfolio may cause your allocation to shift. If the value of your contract is at least $10,000, you can direct us to automatically rebalance your contract each quarter to return to your original percentage allocations by selecting our Asset Rebalancing Option. The program will ignore any new PURCHASE PAYMENTS or transfers allocated to portfolios other than the original (or most current) rebalancing portfolio allocations. You may change your allocations to incorporate new PURCHASE PAYMENTS or transfers by contacting the BMA Service Center. The minimum period to participate in this program is 6 months. The transfer date will be the 15th of the month unless that day is not a business day. If it is not, then the transfer will be made the next business day. The FIXED ACCOUNT options are not part of asset rebalancing. If you participate in the Asset Rebalancing Option, the transfers made under the program are not taken into account in determining any transfer fee.

EXAMPLE:

    Assume that you want your initial PURCHASE PAYMENT split between 2 INVESTMENT PORTFOLIOS. You want 40% to be in the Intermediate Fixed Income Portfolio and 60% to be in the Mid Cap Equity Portfolio. Over the next 2 1/2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Intermediate Fixed Income Portfolio now represents 50% of your holdings because of its increase in value. If you had chosen to have your holdings rebalanced quarterly, on the first day of the next quarter, BMA would sell some of your units in the Intermediate Fixed Income Portfolio to bring its value back to 40% and use the money to buy more units in the Mid Cap Equity Portfolio to increase those holdings to 60%.

ASSET ALLOCATION OPTION

    BMA recognizes the value to certain OWNERS of having available, on a continuous basis, advice for the allocation of your money among the investment options available under the contract.

    Even though BMA may allow the use of approved Asset Allocation Programs, the contract was not designed for professional market timing organizations. Repeated patterns of frequent transfers are disruptive to the operations of the INVESTMENT PORTFOLIOS, and should BMA become aware of such disruptive practices, we may modify the transfer provisions of the contract.

    If you participate in an approved Asset Allocation Program, the transfers made under the program will not be taken into account in determining any transfer fee.

VOTING RIGHTS

    BMA is the legal owner of the INVESTMENT PORTFOLIO shares. However, BMA believes that when an INVESTMENT PORTFOLIO solicits proxies in conjunction with a vote of shareholders, it is required to obtain from you and other OWNERS instructions as to how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares that BMA owns on its own behalf. Should BMA determine that it is no longer required to comply with the above, we will vote the shares in our own right.

SUBSTITUTION

    BMA may be required to substitute one of the INVESTMENT PORTFOLIOS you have selected with another portfolio. We would not do this without the prior approval of the Securities and Exchange Commission. We will give you notice of our intent to do this.

5.  EXPENSES

    There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges and expenses are:

COVERAGE CHARGE

    Each day, BMA makes a deduction for its coverage charge. BMA does this as part of its calculation of the value of the ACCUMULATION UNITS and the ANNUITY UNITS. The amount of the charge depends upon the amount of your initial PURCHASE PAYMENT (excluding amounts you select to be allocated to Fixed Account II). If you make additional PURCHASE PAYMENTS to your contract, these amounts are not used to determine the amount of the coverage charge for your contract. If your initial PURCHASE PAYMENT is less than $75,000, the coverage charge is equal, on an annual basis, to 1.40% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted. If your initial PURCHASE PAYMENT is $75,000 or more (excluding amounts you select to be allocated to Fixed Account II), the coverage charge is equal, on an annual basis, to 1.25% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted. IN CERTAIN STATES, THE LOWER COVERAGE CHARGE OF 1.25% MAY NOT BE AVAILABLE EVEN THOUGH YOUR INITIAL PURCHASE PAYMENT WAS $75,000 OR MORE. CHECK WITH YOUR REGISTERED REPRESENTATIVE REGARDING AVAILABILITY. We reserve the right to increase this charge but it will never be more than 1.75% of the average daily value of the contract invested in an INVESTMENT PORTFOLIO, after expenses have been deducted.

    This charge is for all the insurance benefits E.G., guarantee of annuity rates, the death benefit, and for assuming the risk that the current charges will be insufficient in the future to cover the cost of administering the contract. This charge is also for administrative expenses, including preparation of the contract, confirmations, annual reports and statements, maintenance of contract records, personnel costs, legal and accounting fees, filing fees and computer and system costs and certain distribution expenses.

CONTRACT MAINTENANCE CHARGE

    During the ACCUMULATION PHASE, every year on the anniversary of the date when your contract was issued, BMA deducts $35 from your contract as a contract maintenance charge. If you make a complete withdrawal from your contract, the charge will also be deducted. A pro rata portion of the charge will be deducted if the ANNUITY DATE is other than an anniversary. We reserve the right to increase this charge but it will never be more than $60 each year. This charge is for administrative expenses.

    BMA will not deduct this charge, if when the deduction is to be made, the value of your contract is $100,000 or more. If you own more than one BMA contract, we will determine the total value of all your contracts. If the OWNER is a non-natural person (E.G., a corporation), we will look to the ANNUITANT to determine this information. BMA may some time in the future discontinue this practice and deduct the charge.

    After the ANNUITY DATE, the charge will be collected monthly out of each ANNUITY PAYMENT regardless of the size of the contract.

WITHDRAWAL CHARGE

    During the ACCUMULATION PHASE, you can make withdrawals from your contract. BMA keeps track of each PURCHASE PAYMENT. The first 10% of the contract value withdrawn (free withdrawal amount) is not subject to the withdrawal charge (unless you have already made another withdrawal during that same contract year), if on the day you make your withdrawal, the value of your contract is $10,000 or more. A withdrawal charge will be assessed against each PURCHASE PAYMENT withdrawn in excess of the free withdrawal amount and will result in a reduction in remaining contract value. The withdrawal charge and the free withdrawal amount are calculated at the time of each withdrawal. The withdrawal charge compensates us for expenses associated with selling the contract.

    The withdrawal charge is:

  NUMBER OF COMPLETE YEARS
FROM DATE OF PURCHASE PAYMENT  WITHDRAWAL CHARGE
-----------------------------  -----------------
0                                     7%
1                                     6%
2                                     5%
3                                     4%
4                                     3%
5                                     2%
6                                     1%
7 and thereafter                      0%

    After BMA has had a PURCHASE PAYMENT for 7 years, there is no charge when you withdraw that PURCHASE PAYMENT. When the withdrawal is for only part of the value of your contract, the withdrawal charge is deducted from the remaining value in your contract.

    NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

    BMA does not assess the withdrawal charge on any amounts paid out as death benefits or as ANNUITY PAYMENTS if a life ANNUITY OPTION or another option with an ANNUITY PAYMENT period of more than 5 years is selected.

WAIVER OF WITHDRAWAL CHARGE BENEFITS

    Under certain circumstances, after the first year, BMA will allow you to take your money out of the contract without deducting the withdrawal charge: 1) if you become confined to a long term care facility, nursing facility or hospital for at least 90 consecutive days; 2) if you become totally disabled; 3) if you become terminally ill (which means that you are not expected to live more than 12 months); (4) if you are involuntarily unemployed for at least 90 consecutive days; or (5) if you get divorced. These benefits may not be available in your state.

REDUCTION OR ELIMINATION OF THE WITHDRAWAL CHARGE

    BMA will reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: if there is a large group of individuals that will be purchasing the contract or a prospective purchaser already had a relationship with BMA. BMA will not deduct a withdrawal charge under a contract issued to an officer, director or employee of BMA or any of its affiliates.

PREMIUM TAXES

    Some states and other governmental entities (E.G., municipalities) charge premium taxes or similar taxes. BMA is responsible for the payment of these taxes and will make a deduction from the value of the contract for them. Some of these taxes are due when the contract is issued, others are due when ANNUITY PAYMENTS begin. It is BMA's current practice, for all states except South Dakota, to not charge anyone for these taxes until ANNUITY PAYMENTS begin. In South Dakota, BMA will assess a charge equal to the amount of the premium tax at the time each PURCHASE PAYMENT is made.

    BMA may some time in the future discontinue this practice and assess the charge when the tax is due. Premium taxes generally range from 0% to 4%, depending on the state.

TRANSFER FEE

    You can make 12 free transfers every year during the ACCUMULATION PHASE and 4 free transfers every year during the INCOME PHASE. We measure a year from the day we issue your contract. If you make more than 12 transfers a year during the ACCUMULATION PHASE or more than 4 transfers a year during the INCOME PHASE, we will deduct a transfer fee of $25. The transfer fee is for expenses in connection with transfers.

    If the transfer is part of the Dollar Cost Averaging Option, the Asset Rebalancing Option or an approved Asset Allocation Program, it will not count in determining the transfer fee.

INCOME TAXES

    BMA will deduct from the contract for any income taxes which it incurs because of the contract. At the present time, we are not making any such deductions.

INVESTMENT PORTFOLIO EXPENSES

    There are deductions from and expenses paid out of the assets of the various INVESTMENT PORTFOLIOS, which are described in the attached fund prospectuses.

6.  TAXES

    NOTE: BMA HAS PREPARED THE FOLLOWING INFORMATION ON TAXES AS A GENERAL DISCUSSION OF THE SUBJECT. IT IS NOT INTENDED AS TAX ADVICE TO ANY INDIVIDUAL. YOU SHOULD CONSULT YOUR OWN TAX ADVISER ABOUT YOUR OWN CIRCUMSTANCES. BMA HAS INCLUDED IN THE STATEMENT OF ADDITIONAL INFORMATION AN ADDITIONAL DISCUSSION REGARDING TAXES.

ANNUITY CONTRACTS IN GENERAL

    Annuity contracts are a means of setting aside money for future needs usually retirement. Congress recognized how important saving for retirement was and provided special rules in the Internal Revenue Code (Code) for annuities.

    Simply stated, these rules provide that you will not be taxed on the earnings on the money held in your annuity contract until you take the money out. This is referred to as TAX DEFERRAL. There are different rules as to how you will be taxed depending on how you take the money out and the type of contract (QUALIFIED or NON-QUALIFIED, see the following sections).

    You, as the OWNER, will not be taxed on increases in the value of your contract until a distribution occurs--either as a withdrawal or as ANNUITY PAYMENTS. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For ANNUITY PAYMENTS, different rules apply. A portion of each ANNUITY PAYMENT is treated as a partial return of your PURCHASE PAYMENTS and will not be taxed. The remaining portion of the ANNUITY PAYMENT will be treated as ordinary income. How the ANNUITY PAYMENT is divided between taxable and non-taxable portions depends upon the period over which the ANNUITY PAYMENTS are expected to be made. ANNUITY PAYMENTS received after you have received all of your PURCHASE PAYMENTS are fully includible in income.

    When a NON-QUALIFIED contract is owned by a non-natural person (E.G., corporation or certain other entities other than a trust holding the contract as an agent for a natural person), the contract will generally not be treated as an annuity for tax purposes.

QUALIFIED AND NON-QUALIFIED CONTRACTS

    If you purchase the contract as an individual and not an Individual Retirement Annuity (IRA), your contract is referred to as a NON-QUALIFIED contract.

    If you purchase the contract under an IRA, your contract is referred to as a QUALIFIED contract.

WITHDRAWALS--NON-QUALIFIED CONTRACTS

    If you make a withdrawal from your contract, the Code treats such a withdrawal as first coming from earnings and then from your PURCHASE PAYMENTS. Such withdrawn earnings are includible in income.

    The Code also provides that any amount received under an annuity contract which is included in income may be subject to a penalty. The amount of the penalty is equal to 10% of the amount that is includible in income. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) for life or a period not exceeding life expectancy; (5) paid under an immediate annuity; or (6) which come from PURCHASE PAYMENTS made prior to August 14, 1982.

WITHDRAWALS--QUALIFIED CONTRACTS

    The above information describing the taxation of NON-QUALIFIED contracts does not apply to QUALIFIED contracts. There are special rules that govern with respect to QUALIFIED contracts. We have provided a more complete discussion in the Statement of Additional Information.

DEATH BENEFITS

    Any death benefits paid under the contract are taxable to the BENEFICIARY. The rules governing the taxation of payments from an annuity contract, as discussed above, generally apply to the payment of death benefits and depend on whether the death benefits are paid as a lump sum or as ANNUITY PAYMENTS.

DIVERSIFICATION

    The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. BMA believes that the INVESTMENT PORTFOLIOS are being managed so as to comply with the requirements.

    Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not BMA, would be considered the owner of the shares of the INVESTMENT PORTFOLIOS. If you are considered the owner of the shares, it will result in the loss of the favorable tax treatment for the contract. It is unknown to what extent under federal tax law OWNERS are permitted to select INVESTMENT PORTFOLIOS, to make transfers among the INVESTMENT PORTFOLIOS or the number and type of INVESTMENT PORTFOLIOS OWNERS may select from without being considered the owner of the shares. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the OWNER of the contract, could be treated as the OWNER of the INVESTMENT PORTFOLIOS.

    Due to the uncertainty in this area, BMA reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

7.  ACCESS TO YOUR MONEY

    You can have access to the money in your contract: (1) by making a withdrawal (either a partial or a complete withdrawal); (2) by electing to receive ANNUITY PAYMENTS; or (3) when a death benefit is paid to your BENEFICIARY. Withdrawals can only be made during the ACCUMULATION PHASE.

    When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any applicable withdrawal charge, less any premium tax, less any contract maintenance charge and less an interest adjustment, if applicable. (See Section 5. Expenses for a discussion of the charges.)

    Unless you instruct BMA otherwise, any partial withdrawal will be made pro rata from all the INVESTMENT PORTFOLIO(S) and the FIXED ACCOUNT option(s) you selected. Under most circumstances the amount of any partial withdrawal must be for at least $1,000 (withdrawals made pursuant to the automatic withdrawal program and the minimum distribution option are not subject to this minimum). BMA requires that after a partial withdrawal is made you keep at least $1,000 in any INVESTMENT PORTFOLIO and $5,000 in Fixed Account I or any GUARANTEE PERIOD of Fixed Account II. BMA also requires that after a partial withdrawal is made you keep at least $10,000 in your contract.

    We will pay the amount of any withdrawal from the INVESTMENT PORTFOLIOS within 7 days of a receipt in good order of your request unless the suspension or deferral of payments or transfers provision is in effect (see Section 10--Other Information--Suspension of Payments or Transfers). Use of a certified check to purchase the contract may expedite the payment of your withdrawal request if the withdrawal request is soon after your payment by certified check.

    INCOME TAXES AND TAX PENALTIES MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

AUTOMATIC WITHDRAWAL PROGRAM

    This program provides periodic payments to you. Each payment must be for at least $250. You may select to have payments made monthly, quarterly, semi-annually or annually. The first 10% of the contract value withdrawn is not subject to the withdrawal charge. A withdrawal charge will be applied to any withdrawals in excess of the first 10% withdrawn and will result in a reduction in remaining contract value. If you use this program, you may not make any other withdrawals (including a partial withdrawal). For a discussion of the withdrawal charge and the 10% free withdrawal, see Section 5. Expenses.

    All Automatic Withdrawals will be made on the 15th day of the month unless that day is not a business day. If it is not, then the payment will be the next business day.

    No Minimum Distribution payments and/or Dollar Cost Averaging transfers will be allowed if you are participating in the Automatic Withdrawal Program.

    INCOME TAXES AND TAX PENALTIES MAY APPLY TO AUTOMATIC WITHDRAWALS.

MINIMUM DISTRIBUTION PROGRAM

    If you own an IRA contract, you may select the Minimum Distribution Program. Under this program, BMA will make payments to you from your contract that are designed to meet the applicable minimum distribution requirements imposed by the Internal Revenue Code for QUALIFIED plans. BMA will make payments to you periodically (currently, monthly, quarterly, semi-annually or annually). The payments will not be subject to the withdrawal charge and will be instead of the 10% single free withdrawal amount each year.

    No Dollar Cost Averaging transfers or Automatic Withdrawals will be allowed if you are participating in the Minimum Distribution Program.

8.  PERFORMANCE

    BMA may periodically advertise performance of the various INVESTMENT PORTFOLIOS. BMA will calculate performance by determining the percentage change in the value of an ACCUMULATION UNIT by dividing the increase (decrease) for that unit by the value of the ACCUMULATION UNIT at the beginning of the period. This performance number reflects the deduction of the coverage charge and the fees and expenses of the INVESTMENT PORTFOLIO. It does not reflect the deduction of any applicable contract maintenance charge and withdrawal charge. The deduction of any applicable contract maintenance charge and withdrawal charge would reduce the percentage increase or make greater any percentage decrease. Any advertisement will also include average annual total return figures which will reflect the deduction of the coverage charge, contract maintenance charges, withdrawal charges as well as the fees and expenses of the INVESTMENT PORTFOLIO.

    BMA may also advertise yield information. If it does, it will provide you with information regarding how yield is calculated.

    BMA may, from time to time, include in its advertising and sales materials, tax deferred compounding charts and other hypothetical illustrations, which may include comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets.

    More detailed information regarding how performance is calculated is found in the SAI.

9.  DEATH BENEFIT

UPON YOUR DEATH

    If you die during the ACCUMULATION PHASE, BMA will pay a death benefit to your BENEFICIARY (see below). If you have a JOINT OWNER, the death benefit will be paid when the first of you dies. The surviving JOINT OWNER will be treated as the BENEFICIARY.

    The amount of the death benefit depends on how old you are on the day we issue your contract. If BMA issues your contract prior to your 80th birthday, the death benefit will be:

        During the first contract year, the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract.

        During the second and subsequent contract years, the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract; or (3) the highest value of your contract on the last day of any contract year prior to your 81st birthday, plus payments you have made, less withdrawals (and related withdrawal charges) since that day.

    If BMA issues your contract on or after your 80th birthday, the death benefit will be the greater of: (1) the payments you have made, less any money you have taken out and related withdrawal charges; or (2) the value of your contract.

    THE ABOVE DEATH BENEFIT MAY NOT BE AVAILABLE IN YOUR STATE, in which case, the death benefit will be the greater of:

    1. Total PURCHASE PAYMENTS, less withdrawals (and any withdrawal charges paid on the withdrawals);

        or

    2.  The value of your contract at the time the death benefit is to be paid.

    The entire death benefit must be paid within 5 years of the date of death unless the BENEFICIARY elects to have the death benefit payable under an ANNUITY OPTION. The death benefit payable under an ANNUITY OPTION must be paid over the BENEFICIARY'S lifetime or for a period not extending beyond the BENEFICIARY'S life expectancy. Payment must begin within one year of the date of death. If the BENEFICIARY is the spouse of the OWNER, he/she can continue the contract in his/her own name and the contract value will become the currently payable death benefit. Payment to the BENEFICIARY (other than a lump sum) may only be elected during the 60 day period beginning with the date we receive proof of death. If a lump sum payment is elected and all the necessary requirements are met, the payment will be made within 7 days.

    If you or any JOINT OWNER dies during the INCOME PHASE (and you are not the ANNUITANT) any remaining payments under the ANNUITY OPTION chosen will continue at least as rapidly as under the method of distribution in effect at the time of death. If you die during the INCOME PHASE, the BENEFICIARY becomes the OWNER.

    See Section 6. Taxes--Death Benefits regarding the tax treatment of death proceeds.

DEATH OF ANNUITANT

    If the ANNUITANT, who is not an OWNER or JOINT OWNER, dies during the ACCUMULATION PHASE, you can name a new ANNUITANT. If no ANNUITANT is named within 30 days of the death of the ANNUITANT, you will become the ANNUITANT. However, if the OWNER is a non-natural person (for example, a corporation), then the death of the ANNUITANT will be treated as the death of the OWNER, and a new ANNUITANT may not be named.

    Upon the death of the ANNUITANT during the INCOME PHASE, the death benefit, if any, will be as provided for in the ANNUITY OPTION selected. The death benefits will be paid at least as rapidly as under the method of distribution in effect at the ANNUITANT'S death.

10. OTHER INFORMATION

BMA

    Business Men's Assurance Company of America (BMA), BMA Tower, 700 Karnes Blvd., Kansas City, Missouri 64108 was incorporated in 1909 under the laws of the state of Missouri. BMA is licensed in the District of Columbia, Puerto Rico and all states except New York. BMA is a wholly owned subsidiary of Assicurazioni Generali S.p.A., which is the largest insurance organization in Italy.

    BMA's obligations arising under the contracts are general obligations of BMA.

YEAR 2000

    Some of BMA's computer systems were written using two digits rather than four to define the applicable year. As a result, those computer systems will not recognize the year 2000 which, if not corrected, could cause disruptions of operations, including, among other things, an inability to process transactions or engage in similar normal business activities.

    BMA has developed a plan to modify its information technology to be ready for the year 2000 and has begun converting critical data processing systems. BMA currently expects the project to be substantially complete by late 1998 which is prior to any anticipated impact on its operating systems. Based on this plan, BMA does not believe that the costs to complete such system modifications or replacement will be material to BMA.

THE SEPARATE ACCOUNT

    BMA has established a separate account, BMA Variable Annuity Account A (Separate Account), to hold the assets that underlie the contracts. The Board of Directors of BMA adopted a resolution to establish the Separate Account under Missouri insurance law on September 9, 1996. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940.

    The assets of the Separate Account are held in BMA's name on behalf of the Separate Account and legally belong to BMA. However, those assets that underlie the contracts, are not chargeable with liabilities arising out of any other business BMA may conduct. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the contracts and not against any other contracts BMA may issue.

DISTRIBUTOR

    Jones & Babson, Inc., acts as the distributor of the contracts. Jones & Babson, Inc. is a wholly owned subsidiary of BMA.

    Commissions will be paid to broker-dealers who sell the contracts. Broker-dealers will be paid commissions of up to 6% of PURCHASE PAYMENTS. Sometimes, BMA may enter into an agreement with the broker-dealer to pay the broker-dealer commissions as a combination of a certain amount of the commission at the time of sale and a trail commission (which when totaled will not exceed 6% of PURCHASE PAYMENTS). BMA may, from time to time, pay promotional cash incentives that increase the amount of compensation.

ADMINISTRATION

    BMA has hired NAVISYS (formerly GENELCO, Incorporated), 9735 Landmark Parkway Drive, St. Louis, Missouri to perform certain administrative services regarding the contracts. The administrative services include issuance of the contracts and maintenance of contract owners' records.

OWNERSHIP

    OWNER. You, as the OWNER of the contract, have all the rights under the contract. The OWNER is as designated at the time the contract is issued, unless changed. The BENEFICIARY becomes the OWNER upon the death of the OWNER.

    JOINT OWNER. The contract can be owned by JOINT OWNERS. Any JOINT OWNER must be the spouse of the other OWNER. Upon the death of either JOINT OWNER, the surviving OWNER will be the primary BENEFICIARY. Any other BENEFICIARY designation will be treated as a contingent BENEFICIARY unless otherwise indicated.

BENEFICIARY

    The BENEFICIARY is the person(s) or entity you name to receive any death benefit. The BENEFICIARY is named at the time the contract is issued unless changed at a later date. Unless an irrevocable BENEFICIARY has been named, you can change the BENEFICIARY at any time before you die.

ASSIGNMENT

    You can assign the contract at any time during your lifetime. BMA will not be bound by the assignment until it receives the written notice of the assignment. BMA will not be liable for any payment or other action we take in accordance with the contract before we receive notice of the assignment. AN ASSIGNMENT MAY BE A TAXABLE EVENT.

    If the contract is issued pursuant to a QUALIFIED plan, there may be limitations on your ability to assign the contract.

SUSPENSION OF PAYMENTS OR TRANSFERS

    BMA may be required to suspend or postpone payments for withdrawals or transfers for any period when:

    1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

    2.  trading on the New York Stock Exchange is restricted;

    3. an emergency exists as a result of which disposal of shares of the INVESTMENT PORTFOLIOS is not reasonably practicable or BMA cannot reasonably value the shares of the INVESTMENT PORTFOLIOS;

    4. during any other period when the Securities and Exchange Commission, by order, so permits for the protection of OWNERS.

    BMA has reserved the right to defer payment for a withdrawal or transfer from the FIXED ACCOUNTS for the period permitted by law but not for more than six months.

FINANCIAL STATEMENTS

    The financial statements of BMA and the Separate Account have been included in the Statement of Additional Information.

                            TABLE OF CONTENTS OF THE
                      STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE
                                                                            ----

Company...................................................................     3

Experts...................................................................     3

Legal Opinions............................................................     3

Distributor...............................................................     3

Calculation of Performance Data...........................................     3

Federal Tax Status........................................................     7

Annuity Provisions........................................................    13

Mortality and Expense Guarantee...........................................    15

Financial Statements......................................................    15

APPENDIX--CONDENSED FINANCIAL INFORMATION

    ACCUMULATION UNIT Value History--The following schedule includes ACCUMULATION UNIT values for the period from November 24, 1997 [commencement of operations] to December 31, 1997 and the nine months ended September 30, 1998. This data has been extracted from the unaudited September 30, 1998 and audited December 31, 1997 Separate Account's financial statements. This information should be read in conjunction with the Separate Account's financial statements and related notes which are included in the Statement of Additional Information.

                                                                                      NINE MONTHS    PERIOD ENDED
                                                                                     ENDED 9/30/98     12/31/97
                                                                                     --------------  ------------
INVESTORS MARK SERIES FUND, INC.:
  MONEY MARKET SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.3660    $    10.00
    Unit value at end of period....................................................   $    10.3269    $  10.3660
    No. of ACCUMULATION UNITS Outstanding at end of period.........................          6,020           100
  INTERMEDIATE FIXED INCOME SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.1029    $    10.00
    Unit value at end of period....................................................   $    10.5741    $  10.1029
    No. of ACCUMULATION UNITS Outstanding at end of period.........................         17,040           100
  GLOBAL FIXED INCOME SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.2068    $    10.00
    Unit value at end of period....................................................   $    10.7412    $  10.2068
    No. of ACCUMULATION UNITS Outstanding at end of period.........................          1,481           100
  MID CAP EQUITY SUB-ACCOUNT
    Unit value at beginning of period..............................................   $     10.186    $    10.00
    Unit value at end of period....................................................   $     9.0396    $  10.1186
    No. of ACCUMULATION UNITS Outstanding at end of period.........................          8,484           543
  SMALL CAP EQUITY SUB-ACCOUNT
    Unit value at beginning of period..............................................   $     9.7057    $    10.00
    Unit value at end of period....................................................   $     7.1366    $   9.7057
    No. of ACCUMULATION UNITS Outstanding at end of period.........................          7,455           507
  LARGE CAP GROWTH SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.4344    $    10.00
    Unit value at end of period....................................................   $    10.2003    $  10.4344
    No. of ACCUMULATION UNITS Outstanding at end of period.........................          5,138           345
  LARGE CAP VALUE SUB-ACCOUNT
    Unit value at beginning of period..............................................   $     9.6830    $    10.00
    Unit value at end of period....................................................   $     8.8801    $   9.6830
    No. of ACCUMULATION UNITS Outstanding at end of period.........................         27,499           364
  GROWTH & INCOME SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.0687    $    10.00
    Unit value at end of period....................................................   $     9.5331    $  10.0687
    No. of ACCUMULATION UNITS Outstanding at end of period.........................         33,881           353
  BALANCED SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.0854    $    10.00
    Unit value at end of period....................................................   $     8.9382    $  10.0854
    No. of ACCUMULATION UNITS Outstanding at end of period.........................         17,783           100

BERGER INSTITUTIONAL PRODUCTS TRUST:
  BERGER/BIAM IPT--INTERNATIONAL SUB-ACCOUNT
    Unit value at beginning of period..............................................   $    10.4116    $    10.00
    Unit value at end of period....................................................   $     9.9878    $  10.4116
    No. of ACCUMULATION UNITS Outstanding at end of period.........................         18,135           482

                                 Detach and mail to:


                       BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA
                             9735 LANDMARK PARKWAY DRIVE
                               ST. LOUIS, MO 63127-1690

   Please send me, at no charge, the Statement of Additional Information dated December 31, 1998 for the Annuity Contract issued by BMA.

           (Please print or type and fill in all information)

----------------------------------------------------------------------------
Name

----------------------------------------------------------------------------
Address

----------------------------------------------------------------------------
City                              State                        Zip Code

                             BMA-Registered Trademark-
                             ------------------------------
                             A MEMBER OF THE GENERALI GROUP








                        Business Men's Assurance Company of America
                          P.O. Box 412879 / Kansas City, MO 64141



V1013-3 (12/98)